Exhibit 99.1

CONTACTS:	NEWS RELEASE

Media Relations:	Investor Relations:
Brett Kerr	Bryan Kimzey
713-830-8809	713-830-8775
brett.kerr@calpine.com	bryan.kimzey@calpine.com

Thad Hill to Succeed Jack Fusco as Calpine’s CEO in May 2014
when Fusco becomes Executive Chairman

(HOUSTON, Texas) – November 7, 2013 – As part of a planned leadership transition, the Calpine Corporation (NYSE:CPN) Board of Directors has selected Thad Hill, the Company’s President and Chief Operating Officer, to succeed Jack Fusco as the Company’s Chief Executive Officer when, as previously announced, Mr. Fusco assumes the role of Executive Chairman of the Board of Directors following the Company’s annual meeting of shareholders in May 2014.

“Succession planning and career progression for senior executives is an important strategic consideration for any company. At Calpine, we have been preparing for the next generation of leadership since we hired Thad in 2008. With his expansive industry knowledge and expertise in both commercial and power operations, Thad has helped Calpine achieve operational and commercial excellence. Our shareholders and employees alike will benefit from continuity of leadership and specifically from Thad’s keen business insights that inform sound strategic and tactical decisions,” Mr. Fusco said. “I’m also excited about the opportunity to spend more time focusing on the Company’s long-term strategic plan and engaging with policymakers as I continue to advocate for fair and competitive power markets and responsible environmental regulation.”

“I am grateful to Jack for setting an example of disciplined and effective leadership and to the Board for giving me the opportunity to build on the progress we have made at Calpine over the last five years. As a Company, we are uniquely well positioned to take advantage of the continuing industry trends of affordably priced natural gas, environmental responsibility and the need for flexible power generation,” Mr. Hill said. “I look forward to leading our talented workforce toward our vision of being the premier power generation company in the U.S. while continuing to provide meaningful returns to our shareholders.”

Mr. Hill will become responsible for operations of the Company and assume the other duties customarily carried out by CEOs immediately following the Calpine 2014 annual meeting of shareholders next May. He will continue to serve as President of the Company and will also be nominated and will serve as a member of the Board of Directors, subject to election by shareholders at the annual meeting of shareholders in May 2014.

As announced last December, Mr. Fusco’s contract with Calpine was extended through December 2015. He will continue to serve as Calpine’s CEO through the annual meeting of

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Thad Hill to Succeed Jack Fusco as Calpine’s CEO in May 2014 when Fusco becomes Executive
Chairman

November 7, 2013

shareholders in May 2014 when he will assume executive leadership of the Board. As Executive Chairman he will continue to work with Mr. Hill on issues important to the Company, contribute to the development and communication of the Company’s long-term strategic plan, provide industry leadership as a spokesman on public policy issues affecting Calpine and the industry, and otherwise assist in helping Calpine continue to create and deliver shareholder value. Our independent directors intend to appoint a lead independent director at the Board meeting to be held immediately following the May 2014 annual meeting of shareholders when Mr. Fusco becomes Executive Chairman.

Mr. Hill joined Calpine in September 2008 as Executive Vice President and Chief Commercial Officer. He became Chief Operating Officer in October 2010 with responsibility for the company’s commercial and power operations as well as its human resources function, and he was named President in December 2012. Prior to Calpine, Mr. Hill was with NRG Energy from 2006 to 2008, serving as President of NRG Texas in 2007-2008. Prior to NRG, Mr. Hill was Executive Vice President of Strategy and Business Development at Texas Genco from 2005 to 2006. From 1995 to 2005, he was with Boston Consulting Group Inc., where he rose to Partner and Managing Director and led the North American energy practice, serving companies in the power and gas sector with a focus on commercial and strategic issues. Mr. Hill received his Bachelor of Arts degree from Vanderbilt University magna cum laude and a Master of Business Administration degree from the Amos Tuck School of Dartmouth College, where he was elected an Edward Tuck Scholar.

Mr. Fusco has been Calpine’s Chief Executive Officer and a member of its Board of Directors since 2008. Calpine became a Fortune 400 company under his leadership. In 2012, he was named Best CEO in the electric industry by Institutional Investor Magazine based on a national survey of buy-side and sell-side investment analysts, and he received the top ranking from buy-side analysts in 2011. He also received the award for Best IR by a CEO or Chairman among all mid-cap companies in the 2013 IR Magazine Awards. Mr. Fusco is also a recognized thought leader in the industry on critical U.S. energy policy issues including clean energy and competitive wholesale markets. He has appeared before Congress, meets regularly with key legislators and regulators in Calpine’s markets and has served as Chairman of the Electric Power Suppliers Association, the national association for competitive power companies.

About Calpine
Calpine Corporation generates more electricity than any other independent power producer in America, with a fleet of 93 power plants in operation or under construction, representing more than 28,000 megawatts of generation capacity. Serving customers in 20 states and Canada, we specialize in developing, constructing, owning and operating natural gas-fired and renewable geothermal power plants that use advanced technologies to generate power in a low-carbon and environmentally responsible manner. Our clean, efficient, modern and flexible fleet is uniquely positioned to benefit from the secular trends affecting our industry, including the abundant and affordable supply of clean natural gas, stricter environmental regulation, aging power generation infrastructure and the increasing need for dispatchable power plants to successfully integrate intermittent renewables into the grid. We focus on competitive wholesale power markets and

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Thad Hill to Succeed Jack Fusco as Calpine’s CEO in May 2014 when Fusco becomes Executive
Chairman

November 7, 2013

advocate for market-driven solutions that result in nondiscriminatory forward price signals for investors. Please visit www.calpine.com to learn more about why Calpine is a generation ahead – today.

Forward-Looking Information
In addition to historical information, this release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “may,” “will,” “should,” “estimate,” “potential,” “project” and similar expressions identify forward-looking statements. Such statements include, among others, those concerning expected financial performance and strategic and operational plans, as well as assumptions, expectations, predictions, intentions or beliefs about future events. You are cautioned that any such forward-looking statements are not guarantees of future performance and that a number of risks and uncertainties could cause actual results to differ materially from those anticipated in the forward-looking statements. Please see the risks identified in this release or in Calpine’s reports and registration statements filed with the Securities and Exchange Commission, including, without limitation, the risk factors identified in its Annual Report on Form 10-K for the year ended Dec. 31, 2012. These filings are available by visiting the Securities and Exchange Commission’s website at www.sec.gov or Calpine’s website at www.calpine.com. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. Many of these factors are beyond our ability to control or predict. Our forward-looking statements speak only as of the date of this release. Actual results or developments may differ materially from the expectations expressed or implied in the forward-looking statements, and, other than as required by law, Calpine undertakes no obligation to update any such statements, whether as a result of new information, future events, or otherwise.

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